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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the inclusion in this registration statement on Form S-8 of our report included in Data Critical's annual report on Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.

                                                  /s/ ARTHUR ANDERSEN LLP



Seattle, Washington
July 2, 2001